Exhibit (10.7)

EQUIPMENT LEASE CONTRACT

Party A : Beijing TIC Electronics Co. Ltd.

Party B : Beijing Hwa Yue Advertisement Co. Ltd.

1.
            The following matters regarding part of the post-production equipment that Party B will lease from Party A are confirmed

         1.1
                 Contents : Party B will lease from Party A part of the post-production equipment, and Party A will provide Party B with part of the office space.

         1.2 Leasing Period : From August 8, 2000 to September 8, 2001. August 8, 2000 to September 8, 2000 will be the equipment tuning / testing period for both Parties. On expiration of this lease, both Parties can consult with each other to extend the lease.

         1.3 Lease Amount and Method of Payment : The total lease amount is RMB S 1,270,000. The first month is the equipment tuning / testing period and Party B shall pay Party A RMB S 70,000; after which Party B shall pay Party A RMB $ 100,000 per month. Rent is paid on a monthly basis and shall be paid in the beginning of each month. After this contract has been signed by both Parties, Party B shall pay the equipment rent of RMB $ 70,000 to Party A before August 7, 2000. Thereafter, Party B shall pay the equipment rent of RMB $ 100,000 for the following month to Party A before the seventh day of each month, if the payment date falls on a holiday, Party B shall make the payment before the holiday.

         1.4 Risk Guarantee Fund for Leasing of Equipment : Before the implementation of this contract, Party B shall pay Party A RMB $180,000 at one time as the Risk Guarantee Fund for leasing the equipment. Upon expiration of the lease and within 10 days after the leased equipment has passed the handover inspection conducted by Party A, Party A shall return the fund to Party B at one time. Should any equipment fail the inspection, the situation shall be handled in accordance with items 2.2.3 and
                 2.2.5 of this contract or relevant regulations.

         1.5 Equipment maintenance during the lease-period shall be responsible by both Parties. Party A and Party B shall undertake to pay the equipment maintenance fees in the ratio of 3 : 7 respectively according to the following stipulations

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         1.5.1   Any faulty equipment shall be sent to the relevant special contract maintenance companies for repair. For those faulty equipment which does not have any contract-maintenance companies, they shall be sent to those agents accredited by the associated sales agents for repair. After the maintenance company has confirmed the equipment fault(s) and charges, Party A and Party B shall make the payment according to the agreed ratio. The maintenance company shall issue separate invoices to both parties.

         1.5.2 Party A shall not be responsible for all the losses incurred by Party B during the equipment maintenance period.

2.             Rights and Responsibilities of Parties A and B daring the lease-
               Period

         2.1     Responsibilities of Party A

         2.1.1 Party A shall guarantee that the leased-equipment handed over to Party B is in good condition, complete with accessories, and meets the various utilization requirements.

         2.1.2 During the lease-period, Party A shall guarantee that relevant equipment covered by the lease shall not be leased in any form to any other third party; otherwise, Party B has the right to treat this as an infringement of agreement by Party A and terminate the contract.

         2.1.3 Apart from collecting the equipment rent and safeguarding their safety, Party A has no right to interfere with Party B's normal and legal operations ( including business, administration, personnel, finance, etc. ).

         2.1.4 Party A shall provide part of the administration office space to Party B without any extra charges-

         2.1.5 Party A shall not carry out any business activities in the name of Party B. Should any legal disputes, which has no connection with Party B at all, arise due to such acts, Party B has the right to terminate the contract and demand Party A to indemnify a contract infringement fee of RMB $ 100,000.

         2.1.6 If Party A wishes to terminate the lease contract for any special reasons before it matures, it shall give a two-month notice in writing to Party B. Also, within 30 days after the equipment handover, Party A shall indemnify Party B a contract infringement fee of RMB $ 100,000 at one time.

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         2.1.7   Personnel from Party A shall not operate any of the leased equipment without permission beyond the mutually agreed scheduled equipment inspection / testing period or without informing Party B in the first place; otherwise Party B will not bear any financial indemnification and legal responsibilities for any equipment faults and damages due to such acts. All responsibilities shall be born by Party A.

         2.2     Rights of Party A

         2.2.1 Within the contract period, Party B shall pay the equipment rent for the following month before the seventh day of each month. If the payment is overdue, Party A has the right to charge Party B a late-payment fee, at 1% of the monthly rental ( RMB $ 100,000 ) per day, i.e. an additional RMB $ 1,000 will be charged for each day of delayed payment. If the overdue is more than 15 days, Party A can treat this as a contract infringement by Party B and has the right to terminate the contract, and take back all the equipment from Party B. According to items 2.2.2 and 2.2.5 of this contract and other related regulations, Party A has the right to demand Party B to indemnify a contract-infringement fee of RMB $ 100,000 and this can be deducted from the Risk Guarantee Fund-

         2.2.2 Party A has the right to request Party B to mutually maintain all the leased equipment in good condition, and to guarantee that deliberate equipment damage and losses will not happen. Should such situations really take place, Party A can detain the entire Risk Guarantee Fund and terminate the contract. Also, Party A has the right to demand Party B to indemnify a sum that is equivalent to the purchase cost of the equipment or equipment with the same model(s) and functions. Party A can also treat Party B as having infringed the contract and demand the latter Party to pay an infringement fee of RMB $ 100,000 within 30 days. If the payment is overdue, Party A can collect from Party B a late-payment fee, which is 1% of the total infringement fee per day. Should Party B refuses, Party A has the right to demand for compensation for losses from Party B through legal means.

         2.2.3 Upon termination of the contract, Party A has the right to supervise Party B while they are moving out from the leased premises; and equipment returned will be checked against the inventory list. Should any equipment found damaged or unable to function properly, Party B has the responsibility to repair the faulty items and the maintenance charges shall be born by both Parties, in the ratio as stipulated in item 1.5 of this contract. Party B also has the right to indemnify Party A with equipment of the same models and with the same functions. After all the leased equipment has passed the hand-over inspection, Party A shall reimburse the entire Risk Guarantee Fund to Party B within 10 days; otherwise Party A can detain the entire Fund and demand for

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                 compensation which will exceed the same Fund. Indemnification shall be paid by Party B to Party A within 30 days; otherwise a 1 % late-payment fee will be charged for each overdue day. Should Party B refuses, Party A will demand the indemnification through legal means.

         2.2.4 Should Party A discover any illegal operation undertaken by Party B, the former Party has the right to terminate the lease contract and this situation will be dealt with according to item 3.1 of this contract.

         2.2.5 During the lease-period or equipment-handover-period upon termination of this contract, Party B shall not take any leased equipment out of the Company premises. Should Party A discover any equipment missing, it has the right to demand Party B to return those items in good condition immediately. Should Party B fail to comply, Party A can detain the entire Risk Guarantee Fund and demand Party B to make indemnification which is equivalent to the purchase cost of the equipment, or with equipment of the same model(s) and with the same functions. Party A also has the right to demand Party B to pay a contract infringement fee of RMB $ 100,000 within 30 days. A 1% late payment fee will be charged for each overdue day. Should Patty B refuse, Party A has the right to demand the indemnification from Party B through legal means.

         2.2.6 Party A has the right to request Patty B not to engage in any business activities in the name of the former Party under any circumstances. Should any legal disputes arise due to these acts, Party A will not bear any responsibilities and has the right to terminate the contract and demand Party B to pay a contract-infringement fee of RMB $ 100,000 within 30 days. A 1% late-payment fee will be charged for every overdue day. Should Party B refuse, Party A has the right to demand the indemnification from Party B through legal means.

         2.2.7 During the lease period, all faulty equipment shall be sent to maintenance agents for repair. Party A will not be responsible for all the losses incurred by Party B during the maintenance period.

         2.2.8 Parties A and B are only having an equipment leasing relationship. All leased equipment is fixed assets of Party A and Party A will not bear any legal responsibilities for Party B.

         2.3     Responsibilities of Party B

         2.3.1 After the contract has been signed, Party B shall guarantee to pay the Equipment Risk Guarantee Fund of RMB $ 180,000 on time.
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         2.3.2   Party B shall guarantee to pay the monthly equipment rental of
                 RMB $ 100,000 on time. If the payment is overdue, Party A will settle this in accordance with item 2.2.1 of this contract.

         2.3.3 Party B and Party A shall both have the responsibility of maintaining the leased equipment in good condition, and shall guarantee that there shall be no deliberate equipment damages and losses; otherwise, such events shall be dealt with according to items 2.2.2 and 2.2.5 of this contract.

         2.3.4 Upon termination of the contract, Party B shall return the leased equipment to Party A After all the leased equipment has passed the hand- over inspection, Party A shall reimburse the entire Equipment Risk Guarantee Fund to Party B within 10 days; otherwise Party A has the right to handle the situation according to item 2.2.3 of this contract and other related terms.

         2.3.5 Party B shall not carry out any business activities in the name of Party A. Should any legal disputes arise due to such acts, Party A can treat this as a contract infringement committed by Party B, and therefore has the right to terminate the contract and demand Party B to indemnify a contract infringement fee of RMB $ 100,000.

         2.3.6 If Party B for any special reasons wishes to terminate the lease contract before it matures, it shall give a two-month notice in writing to Party A - Upon termination of the contract, the leased equipment will be returned. Should any problems arise, they will be dealt with according to the relevant stipulations. When the equipment handover is cleared, Party B shall indemnify Party A a contract infringement fee of RMB $ 100,000 at one time.

         2.4     Rights of Party B

         2.4.1 Party B has the right to request Party A to furnish detailed information on the leased equipment and that the leased-equipment handed over to the former Party is in good condition, complete with accessories, and complies with the various operating requirements; otherwise, Party B has the right to refuse to implement the contract.

         2.4.2 During the lease-period, Party B has the right to request Party A to guarantee that relevant equipment covered by the lease shall not be leased in any form to any other third party; otherwise, Party B has the right to treat this as an infringement of agreement by Party A and terminate the contract.

         2.4.3   Apart from collecting the equipment rent, safeguarding
                 equipment safety and maintaining normal office disciplines, Party A has no right to interfere with Party B's normal and legal operations (including business, administration,
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                 personnel, finance. etc ); otherwise, Party B can treat this as a contract infringement by Party A and has the right to terminate the contract.

         2.4.4 Party A shall provide administration office space to Party B without any extra charges.

         2.4.5 Party B has the right to request Party A not to carry out any business activities in the name of Party B. Should any legal disputes, which has no connection with Party B at all, arise due to such acts, Party B has the right to terminate the contract and demand Party A to indemnity a contract infringement fee of RMB $ 100,000 within 30 days. Party B has the right to charge Party A a 1% late-payment fee, based on the total indemnification, for each overdue day. Should Party A refuse, Party B has the right to demand indemnification from the former Party through legal means.

         2.4.6 Personnel from Party A shall not operate any leased equipment without permission beyond the mutually agreed scheduled equipment inspection / testing period or without informing Party B in the first place; otherwise Party B will not bear any financial indemnification and legal responsibilities for any equipment faults and damages due to such acts. All responsibilities shall be born by Party A.

3.
         Contract Infringement Responsibilities

         3.1 Regardless of whether Party A or Party B infringes the contract, thus leading to the termination of the contract, the infringing Party shall indemnify the opposite Party a contract infringement fee of RMB $ 100,000 within 30 days. If the payment is overdue, the opposite Party has the right to charge the infringing Party a late payment fee of 1% of the total indemnification for each overdue day. Should the infringing Party refuse, the Opposite Party has the right to demand indemnification from the former Party through legal means.

         3.2     Should Party A infringe the agreements stated in items 2.1.1 to
                 2.1.7 of this contract, thus creating losses to Party B, the former Party shall be responsible to indemnify the latter Party according to the actual losses after the latter Party has produced relevant evidence.

         3.3 Should Party B infringe item 2.3.1 of this contract and does not pay the Equipment Risk Guarantee Fund, Party A has the right to terminate the contract.

         3.4 Should Party B infringe item 2.3.5 of this contract, thus creating losses to Party A, the former Party shall be responsible to indemnify the losses.
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         3.5     All legal responsibilities incurred by individual operations of
                 Party A or Party B shall be born by the individual party concerned.

         3.6 Should Party A or Party B infringe any part of the contract, the event will be dealt with by the relevant terms.





Party A Representative :                     Party B Representative


Seal : Beijing TIC Electronics Co. Ltd.      Seal : Beijing Hwa Yue
                                                    Advertisement Co. Ltd.


Date : August 5, 2000                        Date : August 5, 2000










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